Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated March 10, 2014 to the

Statutory Prospectuses for Administrative Class, Institutional Class, Class A, Class B, Class C, Class D, Class P and

Class R shares of all series of Allianz Funds except for AllianzGI Money Market Fund

Dated August 28, 2013 (as revised December 19, 2013) (as supplemented thereafter)

Disclosure Relating to AllianzGI NFJ Mid-Cap Value Fund (the “Fund”)

Within the Fund Summary relating to the Fund, the second sentence in the subsection entitled “Principal Investment Strategies” is hereby deleted and replaced with the following:

The Fund currently defines medium market capitalization companies as companies with a market capitalization of at least $3 billion and up to the largest company held in the Russell Midcap Index. As of January 31, 2014, the largest company held in the Russell Midcap Index had a market capitalization of $32.7 billion.

Corresponding changes are hereby made within the “Principal Investments and Strategies–AllianzGI NFJ Mid-Cap Value Fund” section of the Prospectuses. Also within the “Principal Investments and Strategies of Each Fund–AllianzGI NFJ Mid-Cap Value Fund” section of the Prospectuses, the subsection entitled “Principal Investments and Strategies–Approximate Primary Capitalization Range” will be changed from “Between $2 billion and 17.5 billion” to “At least $3 billion and up to the largest company held in the Russell Midcap Index”.

Please retain this Supplement for future reference.